UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):       June 29, 2007
BALLY TOTAL FITNESS HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-13997	36-3228107

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8700 West Bryn Mawr Avenue, Chicago, Illinois	60631

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code       (773) 380-3000
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BALLY TOTAL FITNESS HOLDING CORPORATION
FORM 8-K
Current Report
Item 8.01 Other Events
     On June 29, 2007, Bally Total Fitness Holding Corporation (the “Company”) issued a press release (the “10-K Press Release”) announcing that the Company had filed its 2006 Annual Report on Form 10-K with the Securities and Exchange Commission. A copy of the 10-K Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
     On July 2, 2007, the Company issued a press release (the “Credit Facility Press Release”) announcing that the Company had entered into a commitment letter with Morgan Stanley Senior Funding, Inc., as sole lead arranger and sole bookrunner, for $292 million of super-priority secured debtor-in-possession and senior secured exit credit facilities. A copy of the Credit Facility Press Release is attached hereto as Exhibit 99.2 and incorporated herein by reference
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
99.1	Press Release dated June 29, 2007.

99.2	Press Release dated July 2, 2007.
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLY TOTAL FITNESS HOLDING CORPORATION Registrant
Dated: July 2, 2007	/s/ Marc D. Bassewitz
Marc D. Bassewitz
Senior Vice President, Secretary and General Counsel